                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               October 18, 2002
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of October 1, 2002
                          providing for the issuance of

                               $1,964,161,1000

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2002-AR15

         Delaware                 333-77026               94-2528990
         (State or other         (Commission              (IRS Employer
         jurisdiction of          File Number)            Identification
         Incorporation)                                   Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555

Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignations of Registrant's Directors. Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

     99.2 Term Sheet prepared by Lehman Brothers Inc. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2002-AR15.

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.   Regulation FD Disclosure. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2002

                                          WASHINGTON MUTUAL MORTGAGE SECURITIES
                                          CORP.
                                          (Registrant)

                                          By: /s/ Thomas G. Lehmann
                                          -----------------------------------
                                          Thomas G. Lehmann
                                          First Vice President and
                                          General Counsel
                                          (Authorized Officer)

                                       3





                            STATEMENT OF DIFFERENCES
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The greater-than-or-equal-to sign shall be expressed as..................... >=